UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2020

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2020, the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”), upon the recommendation of the Nominating/Corporate Governance Committee of the Board, approved the amended and restated Bylaws of the Company, in order to, among other things:

●	set the maximum size of the Board at 13 directors (Article I, Section 2);
●	revise and update the timing and information requirements of the advance notice provisions for director nominations and stockholder proposals (Article I, Section 4, and Article III, Section 1);
●	clarify the procedures for filling vacancies and newly created directorships (Article I, Section 5);
●	allow for special meetings of the Board with one day notice or less, if necessary or appropriate under the circumstances (Article I, Section 7);
●	clarify the procedures for Board meetings, including those held solely by means of remote communication (Article I, Section 7);
●	clarify the procedures for stockholder meetings, including those held solely by means of remote communication (Article III, Sections 1, 3, 5, 6 and 7);
●	revise and update the timing for business to be properly brought before an annual meeting by a proponent (Article III, Section 1);
●	clarify the powers of the presiding person of a stockholder meeting to adjourn or recess a meeting and to regulate the conduct of such meeting (Article III, Sections 1, 3 and 5);
●	add provisions regarding appointing inspectors of election (Article III, Section 7) and counting votes at a stockholder meeting (Article III, Section 6)
●	authorize the formation of an Emergency Management Committee in the event of a catastrophic event if a quorum of the Board cannot be convened to act (Article IV, Section 3);
●

revise and update the indemnification provisions applicable to officers and directors of the Company, including a requirement that indemnification is determined to be proper in the circumstances under Section 14A:3-5 of the New Jersey Business Corporation Act (Article IX); and

●	make technical, conforming or clarifying changes to certain other provisions.

The preceding is qualified in its entirety by reference to the Bylaws, as amended and restated on July 14, 2020, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
3.1	Bylaws of New Jersey Resources Corporation, as amended and restated on July 14, 2020

104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: July 20, 2020	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer